UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Annual Report to Shareholders

DWS Small Cap Core Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

25 Financial Statements

29 Financial Highlights

33 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Investment Management Agreement Approval

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Trustees and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.48%, 2.38% and 2.23% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS Small Cap Core Fund	1-Year	3-Year	5-Year	10-Year
Class A	-21.02%	-4.85%	3.68%	4.19%
Class B	-21.49%	-5.55%	2.89%	3.37%
Class C	-21.64%	-5.56%	2.90%	3.38%
Russell 2000® Index+	-14.48%	1.83%	8.15%	7.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/08	$ 14.75	$ 13.52	$ 13.55
9/30/07	$ 21.77	$ 20.32	$ 20.39
Distribution Information: Twelve Months as of 9/30/08: Capital Gain Distributions	$ 2.91	$ 2.91	$ 2.91
Class A Lipper Rankings — Small-Cap Core Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	560	of	796	71
3-Year	585	of	633	93
5-Year	457	of	493	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,444	$8,118	$11,292	$14,213
	Average annual total return	-25.56%	-6.71%	2.46%	3.58%
Class B	Growth of $10,000	$7,651	$8,317	$11,465	$13,923
	Average annual total return	-23.49%	-5.96%	2.77%	3.37%
Class C	Growth of $10,000	$7,836	$8,424	$11,534	$13,945
	Average annual total return	-21.64%	-5.56%	2.90%	3.38%
Russell 2000 Index+	Growth of $10,000	$8,552	$10,560	$14,795	$21,203
	Average annual total return	-14.48%	1.83%	8.15%	7.81%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns as of 9/30/08
DWS Small Cap Core Fund	1-Year	3-Year	5-Year	10-Year
Class S	-20.64%	-4.47%	4.04%	4.52%
Russell 2000 Index+	-14.48%	1.83%	8.15%	7.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/08	$ 15.20
9/30/07	$ 22.31
Distribution Information: Twelve Months as of 9/30/08: Income Dividends	$ .06
Capital Gain Distributions	$ 2.91
Class S Lipper Rankings — Small-Cap Core Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	551	of	796	70
3-Year	576	of	633	91
5-Year	440	of	493	90

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Core Fund — Class S [] Russell 2000 Index+

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,936	$8,719	$12,192	$15,557
	Average annual total return	-20.64%	-4.47%	4.04%	4.52%
Russell 2000 Index+	Growth of $10,000	$8,552	$10,560	$14,795	$21,203
	Average annual total return	-14.48%	1.83%	8.15%	7.81%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 931.20	$ 928.60	$ 926.80	$ 933.10
Expenses Paid per $1,000*	$ 7.48	$ 10.85	$ 11.80	$ 5.85
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,017.25	$ 1,013.75	$ 1,012.75	$ 1,018.95
Expenses Paid per $1,000*	$ 7.82	$ 11.33	$ 12.33	$ 6.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.55%	2.25%	2.45%	1.21%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Core Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Core Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Di Kumble, Ph.D., CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined DB Advisors LLC in 2003 and Deutsche Asset Management in 2005 and has been involved in managing and developing fundamental-based equity strategies.

• Previous experience includes 7 combined years at Graham Capital Management as portfolio manager, Millennium Partners in equity trading, ITG Inc. in quantitative trading strategies development and Morgan Stanley in quantitative equity research.

• Joined the fund in 2008.

• BS, Beijing University; Ph.D., Princeton University.

James W. McDonald

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined DB Advisors LLC in 2001 and Deutsche Bank Trust Company Americas in 2005 and currently serves as Head of Fundamental Value Trading for Deutsche Asset Management (Japan), Limited.

• Previous experience includes 16 combined years in proprietary trading with Credit Suisse First Boston, Deutsche Bank and Morgan Stanley, and as fund manager with National Bank of New Zealand, and as institutional equity broker with Morgan Stanley in Tokyo.

• Joined the fund in 2008.

• BA, University of San Francisco; MBA, American Graduate School of International Business (Thunderbird).

On July 1, 2008, a new portfolio management team took over responsibilities for managing the fund. The new management team has implemented a highly risk controlled quantitative approach that evaluates stocks using a balanced stock selection model that combines growth, sentiment and valuation factors. The goal of this change is to improve the performance of the fund. In the following interview, the new management team discusses DWS Small Cap Core Fund's performance, management strategy and the market environment during the 12-month period ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the economic and market environment over the last 12 months?

A: This was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. By early 2008, what began as a correction in the subprime housing market had accelerated into the worst financial crisis in decades, with profound implications for the entire US economy and related effects on global markets and economies. Financial markets became quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets and a highly volatile equity market. These problems reached crisis proportions in September, as troubled financial firms failed or were forced into mergers with stronger entities.

In this very difficult economic environment, most US equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -21.52% for the period.1 Small-cap stocks performed better than large-cap stocks: the Russell 2000® Index2 posted a return of -14.48% for the 12 months ended September 30, 2008. The Russell 1000® Index returned -22.10%.3 Within the small-cap category, in which this fund invests, value stocks performed somewhat better than growth stocks: the Russell 2000® Value Index had a return of -12.25%, while the Russell 2000® Growth Index returned -17.07%.4 Each of the 10 industry sectors within the Russell 2000 Index posted negative returns for this period. The weakest sectors were telecommunication services, consumer discretionary and information technology; the strongest were utilities and energy.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
4 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Small Cap Core Fund (Class A shares) produced a total return of -21.02% for the 12 months ended September 30, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund underperformed its benchmark, the Russell 2000 Index, which returned -14.48% for the period, and its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of -18.73%.5

5 The Lipper Small-Cap Core Funds category is an unmanaged group of mutual funds that invest primarily in small-cap stocks. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How is this fund managed?

A: The fund is managed using a quantitative stock valuation model to select holdings from a universe of companies similar in size to the companies in the Russell 2000 Index. (As of September 30, 2008, the Russell 2000 Index had a median market capitalization of $463 million.) The model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. We also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. We believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis we can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. We also incorporate technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Using all this information, we build a diversified portfolio of attractively rated companies. We will normally sell a stock when we believe it is too highly valued, its fundamental qualities have deteriorated, its potential risks have increased or when the company no longer qualifies as a small company.

Q: What decisions made positive contributions to performance?

A: The three sectors that contributed most to return were insurance, telecommunication services and consumer services. In the insurance sector, the main contributor was Philadelphia Consolidated Holding Corp.*, which moved up sharply on news that it had reached an agreement to be acquired by a Japanese company. In the telecommunication services sector, the fund's performance benefited from an underweight position relative to the benchmark and from not holding some of the stocks in the benchmark that performed poorly.6 In consumer services, positions that contributed to performance include WMS Industries, Inc.*, a global provider of gaming products to casinos, and CEC Entertainment Inc., which develops, operates and franchises Chuck E. Cheese's family entertainment restaurants.

* Not held in the portfolio as of 9/30/08.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

Q: What were the main detractors from the fund's performance?

A: Sectors that detracted from returns included energy, banks and materials. In the previously strong energy sector, most stocks have dropped in recent months. Among the fund's energy positions that hurt performance were Bill Barrett Corp., Oil States International, Inc. and Berry Petroleum Co. The banking sector has performed very poorly because of overall financial conditions. Although some of the small banks held in the fund's portfolio performed relatively well, performance was hurt by positions in two Puerto Rican bank holding companies, Doral Financial Corp. and Santander BanCorp. Major detractors from performance in the materials sector include Schnitzer Steel Industries, Inc., a metals recycler, and Century Aluminum Company, a California-based aluminum producer.

Q: What other comments do you have for shareholders?

A: Although the current economic and market environments are very challenging, we believe there are opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamentals. We will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks. We believe a diversified portfolio of small-cap stocks, managed with careful attention to risk control, can be an excellent equity vehicle for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/08	9/30/07

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/08	9/30/07

Industrials	18%	18%
Health Care	18%	15%
Information Technology	17%	14%
Financials	16%	18%
Consumer Discretionary	12%	14%
Energy	10%	7%
Consumer Staples	4%	4%
Materials	4%	5%
Telecommunication Services	1%	3%
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2008 (11.6% of Net Assets)
1. Bank of Hawaii Corp. A holding company provider of various financial services	1.6%
2. UMB Financial Corp. Operator of a multi-bank holding company	1.4%
3. Lazard Ltd. Provides domestic and international financial advisory services	1.2%
4. OSI Pharmaceuticals, Inc. Researcher and developer that specializes in drug discovery, pre-clinical research and drug development	1.1%
5. Techne Corp. Manufacturer of biological products	1.1%
6. Westamerica Bancorp. Provides banking needs to individual and corporate customers	1.1%
7. Investors Bancorp., Inc. Holding company for Investors Savings Bank	1.1%
8. StanCorp. Financial Group, Inc. Holding company for Standard Insurance Co., a provider of insurance products	1.0%
9. Herbalife Ltd. Sells weight management nutritional supplement and personal care products	1.0%
10. Compuware Corp. Provider of computer software	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 11.6%
Auto Components 0.2%
Exide Technologies*	24,700	182,286
Distributors 0.9%
LKQ Corp.*	44,400	753,468
Diversified Consumer Services 0.2%
thinkorswim Group, Inc.*	21,600	179,928
Hotels Restaurants & Leisure 1.3%
Bally Technologies, Inc.*	17,900	542,012
CEC Entertainment, Inc.*	7,400	245,680
Papa John's International, Inc.*	9,200	249,872
		1,037,564
Household Durables 2.1%
American Greetings Corp. "A"	17,700	270,633
Lennar Corp. "A" (a)	50,600	768,614
MDC Holdings, Inc.	18,100	662,279
		1,701,526
Internet & Catalog Retail 0.7%
Netflix, Inc.* (a)	19,900	614,512
Media 1.4%
Central European Media Enterprises Ltd. "A"* (a)	8,400	549,360
Marvel Entertainment, Inc.*	18,300	624,762
		1,174,122
Multiline Retail 0.9%
Big Lots, Inc.*	26,700	743,061
Specialty Retail 2.2%
Aeropostale, Inc.*	21,900	703,209
Genesco, Inc.*	6,300	210,924
Gymboree Corp.*	9,500	337,250
The Buckle, Inc.	10,000	555,400
		1,806,783
Textiles, Apparel & Luxury Goods 1.7%
Lululemon Athletica, Inc.* (a)	18,500	426,055
Skechers USA, Inc. "A"*	13,000	218,790
True Religion Apparel, Inc.* (a)	9,500	245,575
Wolverine World Wide, Inc.	19,200	508,032
		1,398,452
Consumer Staples 4.1%
Beverages 0.8%
Central European Distribution Corp.* (a)	15,200	690,232
Food & Staples Retailing 0.3%
The Andersons, Inc.	5,900	207,798
Food Products 0.6%
Chiquita Brands International, Inc.*	14,500	229,245
Darling International, Inc.*	26,800	297,748
		526,993
Personal Products 2.4%
Bare Escentuals, Inc.* (a)	29,900	325,013
Chattem, Inc.* (a)	6,100	476,898
Herbalife Ltd.	20,800	822,016
Nu Skin Enterprises, Inc. "A"	20,800	337,376
		1,961,303
Energy 10.4%
Energy Equipment & Services 2.5%
Atwood Oceanics, Inc.*	15,300	556,920
Gulf Island Fabrication, Inc.	3,400	117,198
GulfMark Offshore, Inc.*	6,000	269,280
Key Energy Services, Inc.*	29,800	345,680
Oil States International, Inc.*	11,900	420,665
T-3 Energy Services, Inc.*	3,000	111,360
Willbros Group, Inc.*	9,400	249,100
		2,070,203
Oil, Gas & Consumable Fuels 7.9%
Arena Resources, Inc.*	9,100	353,535
ATP Oil & Gas Corp.*	8,600	153,166
Berry Petroleum Co. "A"	10,200	395,046
Bill Barrett Corp.*	10,800	346,788
Brigham Exploration Co.*	11,100	121,989
Clayton Williams Energy, Inc.*	2,900	204,537
Crosstex Energy, Inc.	11,100	277,167
Encore Acquisition Co.*	12,700	530,606
General Maritime Corp.	7,500	146,100
Gulfport Energy Corp.* (a)	10,200	102,510
Mariner Energy, Inc.*	21,200	434,600
McMoRan Exploration Co.*	15,200	359,328
Overseas Shipholding Group, Inc.	7,300	425,663
PetroQuest Energy, Inc.*	12,000	184,200
Rosetta Resources, Inc.*	12,300	225,828
Ship Finance International Ltd. (a)	17,400	375,144
St. Mary Land & Exploration Co.	14,800	527,620
Stone Energy Corp.*	6,899	292,035
Swift Energy Co.*	7,400	286,306
W&T Offshore, Inc.	18,200	496,678
Warren Resources, Inc.*	14,000	139,720
World Fuel Services Corp.	7,000	161,210
		6,539,776
Financials 15.7%
Capital Markets 3.0%
Knight Capital Group, Inc. "A"*	29,700	441,342
Lazard Ltd. "A"	22,500	962,100
optionsXpress Holdings, Inc.	19,700	382,574
Waddell & Reed Financial, Inc. "A"	28,100	695,475
		2,481,491
Commercial Banks 8.0%
Bank of Hawaii Corp.	25,700	1,373,665
City Holding Co.	8,700	367,575
CVB Financial Corp.	44,700	621,330
Glacier Bancorp., Inc.	29,000	718,330
Investors Bancorp., Inc.*	58,500	880,425
Republic Bancorp., Inc. "A"	9,800	297,136
Santander BanCorp. (a)	25,000	270,000
UMB Financial Corp.	22,000	1,155,440
Westamerica Bancorp. (a)	15,600	897,468
		6,581,369
Consumer Finance 0.7%
Cash America International, Inc.	9,500	342,380
EZCORP, Inc. "A"*	12,600	236,880
		579,260
Insurance 2.6%
AmTrust Financial Services, Inc.	19,600	266,364
IPC Holdings Ltd.	16,400	495,444
Platinum Underwriters Holdings Ltd.	15,900	564,132
StanCorp. Financial Group, Inc.	16,000	832,000
		2,157,940
Real Estate Investment Trusts 1.0%
Capstead Mortgage Corp. (REIT)	18,500	202,575
Equity Lifestyle Properties, Inc. (REIT)	8,100	429,543
Hatteras Financial Corp. (REIT)	8,800	204,160
		836,278
Thrifts & Mortgage Finance 0.4%
Doral Financial Corp.* (a)	28,900	315,588
Health Care 17.4%
Biotechnology 4.1%
Alkermes, Inc.*	31,000	412,300
Alnylam Pharmaceuticals, Inc.* (a)	13,500	390,825
Cubist Pharmaceuticals, Inc.*	18,500	411,255
Isis Pharmaceuticals, Inc.*	31,300	528,657
Momenta Pharmaceuticals, Inc.*	12,100	158,631
OSI Pharmaceuticals, Inc.* (a)	18,800	926,652
PDL BioPharma, Inc.	39,100	364,021
Theravance, Inc.*	17,100	213,066
		3,405,407
Health Care Equipment & Supplies 3.1%
CONMED Corp.*	9,400	300,800
Cyberonics, Inc.*	9,000	153,000
Kinetic Concepts, Inc.*	23,700	677,583
Masimo Corp.*	18,500	688,200
Meridian Bioscience, Inc.	13,200	383,328
Merit Medical Systems, Inc.*	9,100	170,807
Quidel Corp.*	10,600	173,946
		2,547,664
Health Care Providers & Services 5.3%
Amedisys, Inc.* (a)	8,800	428,296
AmSurg Corp.*	10,400	264,888
Centene Corp.*	14,200	291,242
Healthspring, Inc.*	19,200	406,272
Healthways, Inc.*	11,000	177,430
Lincare Holdings, Inc.*	24,000	722,160
Magellan Health Services, Inc.*	13,300	546,098
Molina Healthcare, Inc.*	9,000	279,000
Owens & Minor, Inc.	13,500	654,750
PharMerica Corp.*	10,000	224,900
PSS World Medical, Inc.*	20,400	397,800
		4,392,836
Health Care Technology 0.5%
Eclipsys Corp.*	17,800	372,910
Life Sciences Tools & Services 2.7%
Bruker Corp.*	53,600	714,488
Dionex Corp.*	6,000	381,300
eResearchTechnology, Inc.*	16,600	197,706
Techne Corp.*	12,700	915,924
		2,209,418
Pharmaceuticals 1.7%
Endo Pharmaceuticals Holdings, Inc.*	39,400	788,000
Sepracor, Inc.*	35,600	651,836
		1,439,836
Industrials 17.6%
Aerospace & Defense 1.9%
AAR Corp.*	12,700	210,693
BE Aerospace, Inc.*	32,400	512,892
Ceradyne, Inc.*	8,600	315,276
Spirit AeroSystems Holdings, Inc. "A"*	33,800	543,166
		1,582,027
Air Freight & Logistics 0.6%
Forward Air Corp.	5,300	144,319
Hub Group, Inc. "A"*	6,800	256,020
Pacer International, Inc.	6,400	105,408
		505,747
Building Products 0.8%
Lennox International, Inc.	18,100	602,187
Commercial Services & Supplies 1.8%
American Ecology Corp.	6,000	166,020
Comfort Systems USA, Inc.	13,000	173,680
Herman Miller, Inc.	18,200	445,354
Knoll, Inc.	15,500	234,360
Tetra Tech, Inc.*	19,500	469,170
		1,488,584
Construction & Engineering 1.3%
EMCOR Group, Inc.*	21,400	563,248
MasTec, Inc.*	22,000	292,380
Perini Corp.*	8,900	229,531
		1,085,159
Electrical Equipment 2.7%
Acuity Brands, Inc.	13,300	555,408
AZZ, Inc.*	4,000	165,480
EnerSys*	16,300	321,273
General Cable Corp.*	17,300	616,399
GrafTech International Ltd.*	39,100	590,801
		2,249,361
Machinery 4.6%
Badger Meter, Inc.	4,800	225,360
Chart Industries, Inc.*	9,300	265,608
CIRCOR International, Inc.	5,500	238,865
Colfax Corp.*	14,400	240,624
Crane Co.	19,600	582,316
Lindsay Corp. (a)	4,000	291,000
Nordson Corp.	11,200	550,032
Robbins & Myers, Inc.	11,300	349,509
Sun Hydraulics Corp.	5,400	140,616
Titan International, Inc. (a)	11,300	240,916
Trinity Industries, Inc. (a)	26,700	686,991
		3,811,837
Marine 0.8%
Genco Shipping & Trading Ltd. (a)	5,800	192,792
Kirby Corp.*	9,900	375,606
TBS International Ltd. "A"* (a)	3,200	43,072
		611,470
Professional Services 2.3%
Administaff, Inc.	8,500	231,370
Corporate Executive Board Co.	11,100	346,875
MPS Group, Inc.*	30,400	306,432
Navigant Consulting, Inc.*	15,800	314,262
Watson Wyatt Worldwide, Inc. "A"	14,200	706,166
		1,905,105
Road & Rail 0.5%
Landstar System, Inc.	9,700	427,382
Trading Companies & Distributors 0.3%
Textainer Group Holdings Ltd.	15,600	236,964
Information Technology 16.4%
Communications Equipment 2.3%
ADTRAN, Inc.	20,800	405,392
Ciena Corp.*	29,500	297,360
Comtech Telecommunications Corp.*	7,900	388,996
Infinera Corp.*	30,500	291,580
Neutral Tandem, Inc.*	10,400	192,816
Starent Networks Corp.* (a)	22,900	296,326
		1,872,470
Computers & Peripherals 1.1%
Netezza Corp.*	19,300	204,773
QLogic Corp.*	42,900	658,944
		863,717
Electronic Equipment, Instruments & Components 2.2%
Dolby Laboratories, Inc. "A"*	16,900	594,711
MTS Systems Corp.	5,600	235,760
Plexus Corp.*	12,800	264,960
SYNNEX Corp.*	10,500	234,570
Tech Data Corp.*	17,300	516,405
		1,846,406
Internet Software & Services 2.2%
Ariba, Inc.*	28,200	398,466
AsiaInfo Holdings, Inc.*	15,100	138,618
j2 Global Communications, Inc.*	14,300	333,905
Sohu.com, Inc.*	12,600	702,450
United Online, Inc. (a)	22,600	212,666
		1,786,105
IT Services 1.5%
CSG Systems International, Inc.*	11,400	199,842
Heartland Payment Systems, Inc. (a)	12,300	314,388
MAXIMUS, Inc.	6,100	224,724
Syntel, Inc.	13,600	333,200
TNS, Inc.*	8,200	158,834
		1,230,988
Semiconductors & Semiconductor Equipment 3.2%
Atheros Communications*	32,500	766,350
ATMI, Inc.*	17,600	316,448
Cabot Microelectronics Corp.*	7,600	243,808
Cavium Networks, Inc.* (a)	16,600	233,728
Diodes, Inc.*	15,900	293,355
Monolithic Power Systems, Inc.*	14,300	248,391
Netlogic Microsystems, Inc.* (a)	9,400	284,256
Veeco Instruments, Inc.*	17,500	259,175
		2,645,511
Software 3.9%
Blackbaud, Inc.	14,300	263,835
Compuware Corp.*	83,400	808,146
Manhattan Associates, Inc.*	8,000	178,720
Mentor Graphics Corp.*	29,700	337,095
MICROS Systems, Inc.*	26,700	711,822
Net 1 UEPS Technologies, Inc.*	17,400	388,542
SPSS, Inc.*	5,900	173,224
VASCO Data Security International, Inc.*	12,200	126,392
Wind River Systems, Inc.*	25,200	252,000
		3,239,776
Materials 4.0%
Chemicals 1.8%
Ashland, Inc.	20,600	602,344
Innophos Holdings, Inc.	6,800	165,784
Koppers Holdings, Inc.	6,700	250,647
Olin Corp.	24,700	479,180
		1,497,955
Metals & Mining 2.2%
Century Aluminum Co.*	16,100	445,809
Compass Minerals International, Inc.	10,600	555,334
Olympic Steel, Inc.	3,600	106,164
Schnitzer Steel Industries, Inc. "A"	7,100	278,604
Worthington Industries, Inc.	25,800	385,452
		1,771,363
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.3%
Global Crossing Ltd.*	18,400	278,943
Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	22,400	372,064
Total Common Stocks (Cost $93,707,853)		80,819,125

Securities Lending Collateral 9.7%
Daily Assets Fund Institutional, 2.79% (b) (c) (Cost $8,011,575)	8,011,575	8,011,575

Cash Equivalents 2.6%
Cash Management QP Trust, 2.38% (b) (Cost $2,136,114)	2,136,114	2,136,114
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $103,855,542)+	110.3	90,966,814
Other Assets and Liabilities, Net	(10.3)	(8,487,070)
Net Assets	100.0	82,479,744
* Non-income producing security.
+ The cost for federal income tax purposes was $104,262,253. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $13,295,439. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,593,295 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,888,734.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2008 amounted to $7,868,075, which is 9.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008
Assets
Investments: Investments in securities, at value (cost $93,707,853) — including $7,868,075 of securities loaned	$ 80,819,125
Investment in Daily Assets Fund Institutional (cost $8,011,575)*	8,011,575
Investment in Cash Management QP Trust (cost $2,136,114)	2,136,114
Total investments, at value (cost $103,855,542)	90,966,814
Cash	10,000
Dividends receivable	30,215
Receivable for Fund shares sold	10,927
Interest receivable	20,732
Other assets	24,818
Total assets	91,063,506
Liabilities
Payable upon return of securities loaned	8,011,575
Payable for Fund shares redeemed	360,338
Accrued management fee	48,515
Other accrued expenses and payables	163,334
Total liabilities	8,583,762
Net assets, at value	$ 82,479,744
Net Assets Consist of
Undistributed net investment income	198,857
Net unrealized appreciation (depreciation) on: Investments	(12,888,728)
Accumulated net realized gain (loss)	(15,010,973)
Paid-in capital	110,180,588
Net assets, at value	$ 82,479,744
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,553,491 ÷ 376,418 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.75
Maximum offering price per share (100 ÷ 94.25 of $14.75)	$ 15.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,812,493 ÷ 134,103 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($856,969 ÷ 63,229 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.55
Class S Net Asset Value, offering and redemption price(a) per share ($74,256,791 ÷ 4,886,451 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.20
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $829)	$ 1,223,529
Interest — Cash Management QP Trust	97,015
Interest	5,598
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	259,390
Total Income	1,585,532
Expenses: Management fee	726,392
Services to shareholders	263,583
Administration fee	109,232
Distribution and service fees	51,008
Professional fees	83,088
Reports to shareholders	58,241
Registration fees	49,353
Custodian fee	25,363
Trustees' fees and expenses	6,113
Other	17,574
Total expenses before expense reductions	1,389,947
Expense reductions	(6,057)
Total expenses after expense reductions	1,383,890
Net investment income (loss)	201,642
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(14,214,340)
Futures	(502,917)
(14,717,257)
Change in net unrealized appreciation (depreciation) on: Investments	(9,903,629)
Futures	(71,748)
(9,975,377)
Net gain (loss)	(24,692,634)
Net increase (decrease) in net assets resulting from operations	$ (24,490,992)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
	2008	2007
Operations: Net investment income (loss)	$ 201,642	$ 314,958
Net realized gain (loss)	(14,717,257)	20,214,751
Change in net realized appreciation (depreciation)	(9,975,377)	(12,189,893)
Net increase (decrease) in net assets resulting from operations	(24,490,992)	8,339,816
Distributions to shareholders from: Net investment income: Class S	(317,743)	—
Net realized gains: Class A	(1,244,734)	(1,293,934)
Class B	(382,445)	(333,951)
Class C	(182,505)	(195,311)
Class S	(15,169,759)	(14,694,442)
Total distributions	(17,297,186)	(16,517,638)
Fund share transactions: Proceeds from shares sold	10,199,606	15,450,272
Reinvestment of distributions	16,651,892	16,020,267
Cost of shares redeemed	(43,171,303)	(37,710,195)
Redemption fees	254	1,264
Net increase (decrease) in net assets from Fund share transactions	(16,319,551)	(6,238,392)
Increase (decrease) in net assets	(58,107,729)	(14,416,214)
Net assets at beginning of period	140,587,473	155,003,687
Net assets at end of year (including undistributed net investment income of $198,857 and $314,958, respectively)	$ 82,479,744	$ 140,587,473

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 23.27	$ 25.70	$ 24.87	$ 21.43
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.02)	(.08)[c]	(.16)	(.15)
Net realized and unrealized gain (loss)	(4.09)	1.19	1.05	4.10	4.29
Total from investment operations	(4.11)	1.17	.97	3.94	4.14
Less distributions from: Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 14.75	$ 21.77	$ 23.27	$ 25.70	$ 24.87
Total Return (%)[b]	(21.02)	4.45	4.41[c]	16.45	19.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	12	12	13
Ratio of expenses (%)	1.58	1.48	1.57	1.50	1.50
Ratio of net investment income (loss) (%)	(.13)	(.12)	(.37)[c]	(.63)	(.62)
Portfolio turnover rate (%)	304	202	205	198	186
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class B Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.32	$ 22.04	$ 24.70	$ 24.20	$ 21.03
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.17)	(.25)[d]	(.36)	(.33)
Net realized and unrealized gain (loss)	(3.76)	1.12	.99	3.97	4.20
Total from investment operations	(3.89)	.95	.74	3.61	3.87
Less distributions from: Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.52	$ 20.32	$ 22.04	$ 24.70	$ 24.20
Total Return (%)[b,c]	(21.49)	3.62	3.58[d]	15.50	18.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	3
Ratio of expenses before expense reductions (%)	2.44	2.38	2.39	2.38	2.32
Ratio of expenses after expense reductions (%)	2.25	2.25	2.38	2.35	2.31
Ratio of net investment income (loss) (%)	(.80)	(.89)	(1.18)[d]	(1.48)	(1.43)
Portfolio turnover rate (%)	304	202	205	198	186
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class C Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.39	$ 22.10	$ 24.74	$ 24.21	$ 21.04
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.17)	(.22)[d]	(.35)	(.33)
Net realized and unrealized gain (loss)	(3.80)	1.13	.98	3.99	4.20
Total from investment operations	(3.93)	.96	.76	3.64	3.87
Less distributions from: Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 13.55	$ 20.39	$ 22.10	$ 24.74	$ 24.21
Total Return (%)[b]	(21.64)[c]	3.66	3.70[d]	15.54	18.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	2	1
Ratio of expenses before expense reductions (%)	2.35	2.23	2.27	2.30	2.28
Ratio of expenses after expense reductions (%)	2.35	2.23	2.27	2.30	2.28
Ratio of net investment income (loss) (%)	(.90)	(.87)	(1.07)[d]	(1.43)	(1.40)
Portfolio turnover rate (%)	304	202	205	198	186
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Class S Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.31	$23.71	$ 26.04	$ 25.10	$ 21.56
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.06	.01[c]	(.07)	(.08)
Net realized and unrealized gain (loss)	(4.18)	1.21	1.06	4.12	4.32
Total from investment operations	(4.14)	1.27	1.07	4.05	4.24
Less distributions from: Net investment income	(.06)	—	—	—	—
Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)
Total distributions	(2.97)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 15.20	$ 22.31	$ 23.71	$ 26.04	$ 25.10
Total Return (%)	(20.64)	4.82[b]	4.82[b,c]	16.72	19.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	126	138	101	77
Ratio of expenses before expense reductions (%)	1.21	1.15	1.19	1.14	1.20
Ration of expenses after expense reductions (%)	1.21	1.09	1.17	1.14	1.20
Ratio of net investment income (loss) (%)	.24	.27	.03[c]	(.27)	(.32)
Portfolio turnover rate (%)	304	202	205	198	186
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through September 30, 2008, the Fund incurred approximately $14,628,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 207,802
Undistributed net long-term capital gains	$ 14,965
Net unrealized appreciation (depreciation) on investments	$ (13,295,439)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2008	2007
Distributions from ordinary income*	$ 11,584,858	$ 5,609,179
Distributions from long-term capital gains	$ 5,712,328	$ 10,908,459
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $327,351,273 and $357,404,884, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2008, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2007 through January 31, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class B at 2.25%.

For the period from October 1, 2007 through January 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class C at 2.25%.

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2008, the Advisor received an Administration Fee of $109,232, of which $7,295 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Class A	$ 22,121	$ —	$ 5,174
Class B	9,609	4,161	1,594
Class C	3,048	4	663
Class S	190,827	—	42,637
	$ 225,605	$ 4,165	$ 50,068

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Class B	$ 16,773	$ 1,213
Class C	7,701	498
	$ 24,474	$ 1,711

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2008	Annual Effective Rate
Class A	$ 18,448	$ 1,107.24%
Class B	5,522	450.25%
Class C	2,564	135.25%
	$ 26,534	$ 1,692

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2008 aggregated $747.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2008, the CDSC for Class B and C shares aggregated $3,553 and $195, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,216, of which $9,980 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $570 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2008, the Fund's custodian fee was reduced by $304 and $1,018, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	167,080	$ 2,846,793	210,318	$ 4,868,089
Class B	33,496	528,666	37,484	826,279
Class C	15,782	241,476	53,379	1,131,241
Class S	364,719	6,582,671	370,396	8,624,663
		$ 10,199,606		$ 15,450,272
Shares issued to shareholders in reinvestment of distributions
Class A	61,504	$ 1,080,008	55,164	$ 1,262,702
Class B	22,733	367,591	14,904	320,434
Class C	10,224	166,038	7,636	164,717
Class S	834,068	15,038,255	610,192	14,272,414
		$ 16,651,892		$ 16,020,267
Shares redeemed
Class A	(302,163)	$ (5,108,176)	(336,646)	$ (7,789,372)
Class B	(69,103)	(1,135,793)	(37,228)	(832,540)
Class C	(50,104)	(875,580)	(51,936)	(1,104,836)
Class S	(1,959,997)	(36,051,754)	(1,162,792)	(27,983,447)
		$ (43,171,303)		$ (37,710,195)
Redemption fees		$ 254		$ 1,264
Net increase (decrease)
Class A	(73,579)	$ (1,181,222)	(71,164)	$ (1,658,211)
Class B	(12,874)	(239,536)	15,160	314,176
Class C	(24,098)	(468,066)	9,079	191,122
Class S	(761,210)	(14,430,727)	(182,204)	(5,085,479)
		$ (16,319,551)		$ (6,238,392)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") at September 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 19, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.98 per share from net long-term capital gains during its year ended September 30, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $80,000 as capital gain dividends for its year ended September 30, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $1,453,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance, including introducing a new portfolio management team for the fund in July 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2008, DWS Small Cap Core Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP CORE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$51,234	$0	$0	$0
2007	$48,975	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG.

The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Micro Cap Fund, a series of DWS Advisor Funds

DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

DWS Short Duration Plus Fund, a series of DWS Advisor Funds

DWS Small Cap Growth Fund, a series of DWS Advisor Funds

DWS Dreman Value Income Edge Fund, Inc.

DWS High Income Fund, a series of DWS High Income Series

DWS GNMA Fund, a series of DWS Income Trust

DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

DWS Capital Growth Fund, a series of DWS Investment Trust

DWS Growth & Income Fund, a series of DWS Investment Trust

DWS Small Cap Core Fund, a series of DWS Investment Trust

Tax-Exempt California Money Market Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 2, 2008